UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2023

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41627	92-0318813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 6, 2023, Madison Square Garden Entertainment Corp. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 26, 2023. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the three directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Martin Bandier	29,029,207	5,878,950	2,982,512
Donna M. Coleman	29,143,640	5,764,517	2,982,512
Frederic V. Salerno	29,148,703	5,759,454	2,982,512

The Company’s Class B stockholders elected the nine directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	68,667,540	0	0
Charles F. Dolan	68,667,540	0	0
Charles P. Dolan	68,667,540	0	0
Marianne Dolan Weber	68,667,540	0	0
Paul J. Dolan	68,667,540	0	0
Quentin F. Dolan	68,667,540	0	0
Ryan T. Dolan	68,667,540	0	0
Thomas C. Dolan	68,667,540	0	0
Brian G. Sweeney	68,667,540	0	0

2.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2024 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
106,198,605	351,744	7,860	0

3.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the Company’s 2023 Employee Stock Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
90,495,232	13,052,403	28,062	2,982,512

4.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the Company’s 2023 Stock Plan for Non-Employee Directors. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
99,543,348	4,018,952	13,397	2,982,512

5.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
102,040,491	1,495,508	39,698	2,982,512

The foregoing non-binding, advisory vote on Proposal 5 included the affirmative vote of a majority of the shares of the Company’s Class A common stock that were voted on the matter and a majority of the Company’s shares of Class B common stock that were voted on the matter.

6.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of future advisory votes on executive compensation. The votes regarding this proposal were as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
80,426,535	47,176	23,092,962	9,024	2,982,512

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Secretary

Dated: December 7, 2023

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